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                                                                 EXHIBIT 10.13



                           AUREAL SEMICONDUCTOR INC.

                    1996 OUTSIDE DIRECTORS STOCK OPTION PLAN


         1.               ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                 _1.1             ESTABLISHMENT.  The Aureal Semiconductor Inc.
1996 Outside Directors Stock Option Plan (the "PLAN") is hereby established effective as November 13, 1996 (the "EFFECTIVE DATE").

                 _1.2             PURPOSE.  The purpose of the Plan is to
advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

                 _1.3             TERM OF PLAN.  The Plan shall continue in
effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

         2.               DEFINITIONS AND CONSTRUCTION.

                 _2.1             DEFINITIONS.  Whenever used herein, the
following terms shall have their respective meanings set forth below:

                          (a)              "ANNIVERSARY DATE" means, for an
Outside Director who was first elected to the Board prior to or on the Effective Date, November 13, 1997 and successive anniversaries thereof. The Anniversary Date for an Outside Director who is first elected to the Board after the Effective Date shall be the date which is twelve (12) months after the date of such initial election or appointment and successive anniversaries thereof.

                          (b)              "BOARD" means the Board of Directors
of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                          (c)              "CODE" means the Internal Revenue
Code of 1986, as amended, and any applicable regulations promulgated thereunder.


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                          (d)              "COMMITTEE" means a committee of the
Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                          (e)              "COMPANY" means Aureal Semiconductor
Inc., a Delaware corporation, or any successor corporation thereto.

                          (f)              "CONSULTANT" means any person,
including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                          (g)              "DIRECTOR" means a member of the
Board or the board of directors of any other Participating Company.

                          (h)              "EMPLOYEE" means any person treated
as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                         (i)              "EXCHANGE ACT" means the Securities
Exchange Act of 1934, as amended.

                          (j)              "FAIR MARKET VALUE" means, as of any
date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                          (k)              "OPTION" means a right to purchase
Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.





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                          (l)              "OPTIONEE" means a person who has
been granted one or more Options.

                          (m)              "OPTION AGREEMENT" means a written
agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

                         (n)              "OUTSIDE DIRECTOR" means a Director of
the Company who is not an Employee.

                          (o)              "PARENT CORPORATION" means any
present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                         (p)              "PARTICIPATING COMPANY" means the
Company or any Parent Corporation or Subsidiary Corporation.

                          (q)              "PARTICIPATING COMPANY GROUP" means,
at any point in time, all corporations collectively which are then Participating Companies.

                          (r)              "RULE 16B-3" means Rule 16b-3 as
promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                          (s)              "SERVICE" means the Optionee's
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                          (t)              "STOCK" means the common stock of
the Company, as adjusted from time to time in accordance with Section 4.2.

                          (u)              "SUBSIDIARY CORPORATION" means any
present or future "subsidiary corporation" of the Company, as defined in
Section 424(f) of the Code.

                 _2.2             CONSTRUCTION.  Captions and titles contained
herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the





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plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

         3.        ADMINISTRATION.

                 _3.1             ADMINISTRATION BY THE BOARD.  The Plan shall
be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                 _3.2             LIMITATIONS ON AUTHORITY OF THE BOARD.
Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

         4.               SHARES SUBJECT TO PLAN.

                 _4.1             MAXIMUM NUMBER OF SHARES ISSUABLE.  Subject
to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two hundred thousand (200,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

                 _4.2             ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an





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"Ownership Change Event" as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

         5.               ELIGIBILITY AND TYPE OF OPTIONS.

                 _5.1             PERSONS ELIGIBLE FOR OPTIONS.  An Option
shall be granted only to a person who, at the time of grant, is an Outside Director.

                 _5.2             OPTIONS AUTHORIZED.  Options shall be
nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

         6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                 _6.1             AUTOMATIC GRANT OF OPTIONS.  Subject to
execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                          (a)              INITIAL OPTION.  Each person who
first becomes an Outside Director on or after the Effective Date shall be granted an Option to purchase thirty thousand (30,000) shares of Stock on the date he or she first becomes an Outside Director (an "INITIAL OPTION"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director of the Company who previously did not qualify as an Outside Director but subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee.

                          (b)              ANNUAL OPTION.  Each Outside
Director (including any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted an Option to purchase five thousand (5,000) shares of Stock on each of his or her Anniversary Date(s), provided such person remains an Outside Director on such Anniversary Date (an "ANNUAL OPTION").





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                          (c)              RIGHT TO DECLINE OPTION.
Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

                 _6.2             DISCRETION TO VARY OPTION SIZE.
Notwithstanding any provision of the Plan to the contrary, the Board may, in its sole discretion, increase or decrease the number of shares of Stock that would otherwise be subject to one or more Initial Options or Annual Options to be granted pursuant to Section 6.1 if, at the time of such exercise of discretion, the exercise of such discretion would not otherwise preclude any transaction in an equity security of the Company by an officer or Director of a Participating Company from being exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3.

                 _6.3             EXERCISE PRICE.  The exercise price per share
of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

                 _6.4             EXERCISE PERIOD.  Each Option shall terminate
and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

                 _6.5             RIGHT TO EXERCISE OPTIONS.  Except as
otherwise provided in the Plan or in the Option Agreement, an Option shall (a) first become exercisable on the date which is one (1) year after the date on which the Option was granted (the "INITIAL VESTING DATE"); and (ii) be exercisable on and after the Initial Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock subject to the Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:





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
                                                                       Vested Ratio
                                                                       ------------
                          Prior to Initial Vesting Date                      0

                          On Initial Vesting Date,                           1/4
                          provided the Optionee's Service
                          is continuous from the date of
                          Option grant until the
                          Initial Vesting Date

                          Plus
                          ----

                          For each full month of                             1/48
                          of the Optionee's continuous
                          Service from the Initial Vesting
                          Date until the Vested
                          Ratio equals 1/1, an additional

                 _6.6             PAYMENT OF EXERCISE PRICE.

                          (a)              FORMS OF CONSIDERATION AUTHORIZED.
Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination thereof.

                          (b)              TENDER OF STOCK.  Notwithstanding
the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)              CASHLESS EXERCISE.  The Company
reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.





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                 _6.7         TAX WITHHOLDING.  The Company shall have the
right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

         7.               STANDARD FORM OF OPTION AGREEMENT.

                 _7.1             INITIAL OPTION.  Unless otherwise provided
for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 _7.2             ANNUAL OPTION.  Unless otherwise provided for
by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 _7.3             AUTHORITY TO VARY TERMS.  Subject to the
limitations set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee's Service is terminated for any reason.





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         8.        TRANSFER OF CONTROL.

                 _8.1             DEFINITIONS.

                          (a)              An "OWNERSHIP CHANGE EVENT" shall be
deemed to have occurred if any of the following occurs with respect to the
Company:

                                  (i)              the direct or indirect sale
or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                 (ii)             a merger or consolidation in
which the Company is a party;

                                (iii)            the sale, exchange, or transfer
of all or substantially all of the assets of the Company; or

                                 (iv)             a liquidation or dissolution
of the Company.

                          (b)              A "TRANSFER OF CONTROL" shall mean
an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                 _8.2             EFFECT OF TRANSFER OF CONTROL ON OPTIONS.  In
the event of a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this
Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING





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CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         10. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.





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         11.              TERMINATION OR AMENDMENT OF PLAN.  The Board may
terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Aureal Semiconductor Inc. 1996 Outside Directors Stock Option Plan was duly adopted by the Board on November 13, 1996.



                                   Secretary





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                                  PLAN HISTORY



November 13, 1996                 Board adopts Plan, with an initial reserve of 200,000 shares.

__________, 1996                  Stockholders approve Plan, with an initial reserve of 200,000 shares.





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